MeetMe, Inc.

NASDAQ: MEET


AT&T
12:52 PM
61%
Ashley
Ben
Monique
Sam
Jessica
Jessica
Carol
Joseph
Matthew I
Meet
Chat
Discuss
Me
Plus
2017 Honda Accord
Visit Your Local Delaware Valley Honda Dealer

meet me

SKOUT

Cautionary Note Regarding Forward Looking Statements

Certain statements in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the actual size and terms of the offering; the proposed use of proceeds of the offering; whether the offering will close as expected; whether we will execute on our strategy for growth, including with regard to leveraging tailwinds, innovating products, growing audience and acquiring leading apps, as anticipated; whether and when we will launch video; whether and when we will launch video monetization in MeetMe; whether and when we will launch and monetize video in Skout; whether we will execute on our financial objectives, including with regard to organic growth, acquisitions and margin expansion, as anticipated; whether and when we will close our acquisition of Ifwe Inc. ("if(we)"); whether we will implement MeetMe ad monetization best practices and achieve revenue optimization; whether the combined company presents opportunities to leverage scale to amplify positive impacts of future product innovations; whether the combined company will achieve lower technology costs over time; whether and when we will consolidate the if(we) and Skout offices; and whether we will see a convergence of MeetMe and if(we) metrics over time by deploying MeetMe best practices. The words "believe," "may," "estimate," "continue," "anticipate," "intend," "should," "plan," "could," "target," "potential," "is likely," "expect" and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Important factors that could cause actual results to differ from those in the forward-looking statements include the risk that our applications will not function easily or otherwise as anticipated, the risk that we will not launch additional features and upgrades as anticipated, the risk that unanticipated events affect the functionality of our applications with popular mobile operating systems, any changes in such operating systems that degrade our mobile applications' functionality and other unexpected issues which could adversely affect usage on mobile devices and the risk that the if(we) acquisition does not close. Further information on our risk factors is contained in our filings with the Securities and Exchange Commission (the "SEC"), including the Form 10-K for the year ended December 31, 2016 filed with the SEC on March 9, 2017 and our Current Reports on Form 8-K filed with the SEC on October 4, 2016 and March 6, 2017. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

Regulation G – Non-GAAP Measures

The Company defines mobile traffic and engagement metrics (including MAU, DAU, chats per day, and new users per day) to include mobile app traffic for all properties and mobile web traffic for MeetMe and Skout.

The Company uses Adjusted EBITDA, which is not calculated and presented in accordance with U.S. generally accepted accounting principles ("GAAP"), in evaluating its financial and operational decision making and as a means to evaluate period-to period comparison. The Company uses this non-GAAP financial measure for financial and operational decision-making and as a means to evaluate period-to-period comparisons. The Company presents this non-GAAP financial measure because it believes it to be an important supplemental measure of performance that is commonly used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We refer you to the reconciliations below.

The Company defines Adjusted EBITDA as earnings (or loss) from operations before interest expense, benefit or provision for income taxes, depreciation and amortization, stock-based compensation, warrant obligations, non-recurring acquisition, restructuring or other expenses, gain or loss on cumulative foreign currency translation adjustment, gain on sale of asset, bad debt expense outside the normal range, and goodwill and long-lived asset impairment charges. The Company excludes stock-based compensation because it is non-cash in nature.

Non-GAAP financial measures should not be considered as an alternative to net income, operating income, cash flow from operating activities, as a measure of liquidity or any other financial measure. They may not be indicative of the historical operating results of the Company nor is it intended to be predictive of potential future results. Investors should not consider non-GAAP financial measures in isolation or as a substitute for performance measures calculated in accordance with GAAP.

A registration statement on Form S-3 has been filed with the Securities and Exchange Commission and declared effective. The offering of these securities will be made only by means of a written prospectus supplement and base prospectus forming part of the effective registration statement relating to the shares. Copies of the prospectus for this offering may be obtained, when available, by contacting Canaccord Genuity, Attention: Syndicate Department, 99 High Street, 12th Floor, Boston, Massachusetts 02110, by telephone at (617) 371¬3900, or by email at prospectus@canaccordgenuity.com; or from Roth Capital Partners, LLC, 888 San Clemente, Newport Beach, California 92660, Attn: Equity Capital Markets, via telephone at (800) 678-9147 or via email at rothecm@roth.com.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Offering Summary

Issuer	MeetMe, Inc.
Exchange: Ticker	NASDAQ: MEET
Offering Amount	$30 million
Overallotment	15% of shares offered
Share Offering Type	100% Primary
Use of Proceeds	General corporate purposes, including potentially to fund a portion of consideration for pending if(we) acquisition and other potential future acquisitions.
Lock up	90 days for executive officers and directors
Bookrunning Managers	Canaccord Genuity, Roth Capital Partners
Co-Manager	Northland Capital Markets
Expected Timing	Week of March 6th


INNOVATE, ACQUIRE, AND BUILD THE LARGEST MOBILE PORTFOLIO FOR MEETING NEW PEOPLE

MeetMe Investment Highlights

Our Mission
Support desire for human connection among all people, everywhere

Addressing Large Market Opportunity
Over 2.1 billion smartphone users globally in 2016

Leading Social Apps
MeetMe & Skout are top-ranked social apps in 100+ countries

Engineering "Serendipitous" Interactions
Using technology, innovation and data science to engage and delight users

Executing on Portfolio Strategy
Consolidating users' favorite apps, driving efficiencies and optimization while building strong network effects



Revenue
120
90
60
30
0
$56MM
$76MM
2015
2016



EBITDA
40
30
20
10
0
$20MM
$29MM
2015
2016
Organic
Non-organic

Sources: eMarketer October 2016 Worldwide Internet and Mobile Users Report. Social App rankings as of November 7, 2016. Mobile revenue refers to advertising and in-app revenue from MeetMe's mobile app and mobile website. Adjusted EBITDA is a non-GAAP financial measure. For definition of Adjusted EBITDA, please refer to slide 38.

MeetMe to Acquire if(we)

if(we)

- MeetMe has agreed to acquire if(we) for $60 million cash
- if(we) is the operator of Tagged and Hi5, leading brands for meeting and chatting with new people
- Growing mobile app platforms with opportunities to accelerate growth by implementing MeetMe engagement and monetization best practices
- Favorable valuation multiples compared to our Skout acquisition with more revenue and EBITDA
- Target close in second quarter of 2017

Chat Apps for Meeting New People

meetme



Christine
19, Female
South Orange
Creep?
Fake?
Hi!
Hey how are you beautiful
Awesome! How are you?!
Seen
Type something...
2017 MAZDA3

SKOUT



Riona
Block User
Report User
You matched Riona...say something nice
Hi there!
Hey hey
4:17 pm
How's it going this fine Tuesday?
Send a Message
LIFETIME BRAKE PAD GUARANTEE

if(we)



People
Feed
Kristin M.
3 minutes ago
let's chill
3 likes
Melissa D
24 · Forest Hill, MD
Chat
Info
Photos
Hello
Sup
How are you?
Weather Alert

Why Use Our Platform?

49%
make new friends

49%
meet in person

85%
start as friends before dating



Source: Why Use Our Platform? Percentages obtained from survey results collected from 11,702 MeetMe users between January 9 and January 11, 2017 and 6,958 Skout users between January 9 and January 17, 2017.

Testimonials

"My wife and I are coming up on our 1 year anniversary of being married together (Jan. 31) and we have MeetMe to thank for it."

"If it were not for you, I would not have met the love of my life, so I wanted to thank you from the bottom of my heart [...] you have truly given me what I desired the most in this world."



SKOUT
Mari, 25

"If it wasn't for your support then I wouldn't have met my recent boyfriend. You really changed my life."

"Found my best friend Kendra. Honestly, I couldn't live without her any more and I never would have met her if not for MeetMe."

"Because of MeetMe I now have one of the best friends anyone could ask for."



Growing Mobile Traffic

Mobile Daily Active Users



Q4 2015
1.1mm
Q4 2016
2.0mm

Mobile Registrations



Q4 2015
54,000/day
Q4 2016
112,000/day



AT&T
10:56 AM
Finkle's Hardware
Everything You Need!
AT&T
10:26 AM
ashley
ashley w
26, Female, United States
1 tag in common!
Hey! How are you?
Type something...
$598

2015 - 100% organic
2016 - Mobile DAU – organic represents 1.2 million
2016 - Mobile Registrations – organic represents 70k
Mobile registrations and mobile daily active users refer to registrations and users on MeetMe and Skout's mobile apps and mobile web site as measured on an average day over each period.

Worldwide Mobile Reach

US vs. International DAU


40%
US
60%
International

US vs. International Revenue


17%
International
83%
US



Top 25 Countries by DAU

Source: Average daily active user stats and country site activity based on internally tracked data from October 1, 2016 to December 31, 2016

Chat Apps that Drive Strong Engagement

10 minutes
per user per day

25 chat messages
per user per day

10 sessions
per user per day

116k registrations
per day

Age Composition



35.7%
25 to 34
26.0%
35+
32.9%
18 to 24
5.4%
13-17

Source: Average daily stats and age composition based on internally tracked data from December 1, 2016 to December 31, 2016. Registrations per day refer to registrations on MeetMe and Skout's mobile apps as measured on an average day between December 1, 2016 and December 31, 2016.

Safe and Secure Community for Users, Advertisers

We devote over 40% of our total workforce to user safety and content management

- We review every publicly posted image against written guidelines and remove content as necessary
- We use sophisticated algorithms designed to prevent unwanted behaviors
- We educate users on safety and place prominent "Report Abuse" buttons on every web page and mobile screen
- We sit on the board of the **Family Online Safety Institute** alongside of representatives of Facebook, Amazon, Twitter, LinkedIn, Microsoft, and Yahoo!

Family Online Safety Institute

Engagement Drives Monetization

MeetMe offers significant scale with hundreds of millions of daily impressions across our active and growing global user base.

8.3 Million Monthly Mobile Users **x** **82 Visits** Per User Per Month **x** **15 Ads** Per Visit **=**

10+ Billion

Mobile Ad Impressions Per Month

Source: Monthly users, number of visits and ad impressions from internally tracked data over the period from December 1, 2016 to December 31, 2016.

Distributed, Programmatic Advertising Platform

MeetMe has built a strong advertising operations infrastructure and partner ecosystem to optimize value of portfolio

- Over 100k Monthly Advertisers
- **Top Categories:** Retail, App Download, Auto, Restaurant
- Over 2,000 Ad Networks
- 50 Direct Integrated exchanges, DSP's, and networks
- 2 Direct Header Bidding partners



Pre-Bid
Pre-Bid
DSP
DSP
DSP
DSP
MOPUB

Source: Monthly advertisers, ad networks and partners from existing relationships during December 2016.

Why a Portfolio?

Users use a Portfolio of Apps

3.4

Number of dating apps used by average user

Source: Percentages for "How many dating apps do you use or have you used in the past obtained from survey results collected from 25,000 MeetMe and Skout users between January 17 and January 19, 2017.

Our Strategy for Growth

1. Leverage Tailwinds
2. Innovate Product
3. Grow Audience
4. Acquire Leading Apps





Take Advantage of Market Tailwinds

US Mobile Ad Spending (Billions)



$105
$90
$75
$60
$45
$30
$15
$0
17% CAGR
$46.7
$102.3
2016
2021

Mobile Continues to Increase Ad Spend



50%
40%
30%
20%
10%
0%
4%
16%
13%
10%
36%
39%
22%
23%
25%
12%
~$22B+ Market Opportunity
Print
Radio
TV
Internet
Mobile
Time Spent
Ad Spend

Source: eMarketer March 2017 US Mobile Ad Spending Data. Advertising spend based on April 2016 IAB Internet Advertising Revenue Reports data for full year 2015 (excludes out-of-home, video game, and cinema advertising). Print includes newspaper and magazine. $22B+ opportunity calculated assuming Internet and Mobile ad spend share equal their respective time spent share. Time spent share data based on eMarketer April 2016 US Time Spent with Media: eMarketer's Updated Estimates for Spring 2016 report. Arrows denote Y/Y shift in percent share.

Innovate Product: e.g. Video

MOMO — Video contributed $100MM+ of revenues in Q3'16 alone

LIVE.ME — Live video app with more US downloads than Tinder



Jennifer
Fname
No one was making fun of Andy Griffith.
Fname
I can't emphasize that enough
Fname
Woah woah woah woah woah!
Say something ...

Q1 Launch Video to beta users*



Jennifer
20
875
Recharge

Q2 Launch Monetization in MeetMe*



Daniel
Susann
You guys are cracking me up! I don't know what the future brings, but I'm glad you're in it!
Clarita
Three Doors Down... take it or leave it?
Joy
They were the best. Literally. I could've listened to them all day!
Josh
Maybe, before they sold out...
Colette
True story, bruh.
7.5k
123
Say something ...

Q3 Launch Video & Monetization on Skout*

* Planned

Source: Momo Inc. figures from Q3 2016 results filed with the Securities and Exchange Commission November 9, 2016. Live.me rank and download information from App Annie. Expected launch dates are all forward-looking statements.

Grow Audience

We anticipate increasing our marketing budget to up to 20% of revenue in FY 2017, from 18% in Q4 2016

- Our US marketing spend has broken even within 3 months and gained 100%+ ROI within 12 months
- Continuing to build a presence and growing density within communities outside the US
- Focused on cross promoting within owned applications to drive engagement and more connections



Representative Return on Investment
100%+ ROI at 12 months
Months: 3 4 5 6 7 8 9 10 11 12
Break even point at 3 months

Average Ad ROI from USA MeetMe App Install Ads from February 2016 to January 2017. Ad revenue calculated by multiplying average CPM for the platform by the number of ad impressions seen for MRECs and Banners for each cohort.

Acquire Across Fragmented Landscape

- Acquire well established, strategic, and often under optimized apps
- Create network effects and engagement across portfolio for benefit of user
- Increase scale and density of user base
- Leverage infrastructure to optimize revenues and drive cost synergies


Soft Paywall
Hard Paywall
Casual Relationships
Intimate Relationships
TAGGED
meetme
hi5
SKOUT
Meetup
momo
Grindr
POF
tinder
happn
bumble
LOVOO
badoo
okcupid
coffee meets bagel
Hornet
christian mingle
Hinge
zoosk
THE league
JDATE
FirstMet
meetic
match
c-date
Elite SINGLES
Parship
eHarmony

Experienced Management Team

Geoff Cook Chief Executive Officer	myYearbook, Thomson, EssayEdge, ResumeEdge
David Clark Chief Financial Officer	Nutrisystem, SunCom Wireless
William Alena Chief Revenue Officer	myYearbook, Scholastic, DoubleClick
Frederic Beckley General Counsel & EVP Safety	TruePosition, Verizon, Pepper Hamilton, Dechert
Niklas Lindstrom Chief Technology Officer	Skout
Catherine Cook VP Brand Strategy	myYearbook
Jim Bugden SVP Corporate Development	First Round Capital, myYearbook, Deloitte
Richard Friedman SVP Engineering	myYearbook, Redhat, JBoss



Financial Overview

Full Year 2016 Highlights

- **Total Revenue**: +34% from FY 2015 to $76.1MM
- **Mobile Revenue**: +56% from FY 2015 to $70.7MM
- **Net Income**: +204% from FY 2015 to $18.2MM (excluding one-time deferred tax benefit)
- **Adjusted EBITDA**: +45% from FY 2015 to $29.3MM, representing a 39% adjusted EBITDA margin
- **Total Company Mobile DAU**: +84% over FY 2015

Mobile Revenue Up 56%



$70.7MM
$45.3MM
$70
$60
$50
$40
$30
$20
$10
$0
FY 2015
FY 2016
Advertising
In-App Revenue

Adjusted EBITDA Up 45%



$30
$25
$20
$15
$10
$5
$0
$20.2MM
$29.3MM
FY 2015
FY 2016

Adjusted EBITDA is a non-GAAP financial measure. For definition of Adjusted EBITDA and a reconciliation to GAAP net income, please refer to slide 38.

Quarterly and Annual Financial Performance

Revenue Growth
(in Millions)


+47%
$20
$10
$0
$19.9
$29.2
Q4 2015
Q4 2016

Mobile Revenue Growth
(in Millions)


+62%
$20
$10
$0
$17.2
$27.8
Q4 2015
Q4 2016

FY Total Revenue
(in Millions)


$60
$40
$20
$0
$44.8
$56.9
$76.1
FY 2014
FY 2015
FY2016

FY Adjusted EBITDA
(in Millions)


$20
$10
$0
$5.0
$20.2
$29.3
FY 2014
FY 2015
FY 2016

"Mobile Revenue" chart refers to mobile advertising and mobile in-app revenue on MeetMe's mobile app and mobile web site. For definition of Adjusted EBITDA and a reconciliation to GAAP net income, please refer to slide 38.

Financial Objectives

MeetMe starts with a scaled and highly profitable business and is focused on three main objectives

Organic Growth

Target 10%+ a year

Product innovation, ROI positive marketing, industry tailwinds

Acquisitions

Target immediately accretive transactions

Achieve scale and network effects, leverage best practices in engagement, advertising, data science and engineering

Margin Expansion

Long term target of 40-45%

Optimize operations, achieve economies of scale


If(we) Acquisition

About if(we)

- Founded 2004 and backed by Mayfield
- 2016 revenues of approximately $44 million
- 2.3 million mobile app MAU; 5.4 million total MAU
- 10.4 million mobile app chats per day
- 18,000 new registered mobile app users added each day
- Spans over 100 countries and available in 15 languages

Source: Revenue from if(we) unaudited 2016 financial statements. MAU, chats per day and new user information based on average from October 1, 2016 through December 31, 2016.

Strategic Rationale

Familiar Product and Users:

- Cross promotional opportunities
- Strong engagement and retention
- Less than 5% overlap among user bases

Significant Revenue Optimization Opportunities:

- Implement MeetMe ad monetization best practices
- For example - MeetMe Q4 Average Monthly US App Ad ARPU $2.41 vs. if(we) $0.79
- Leverage combined scale to amplify positive impacts of future product innovations

Clear Strategy to Drive Operating Leverage:

- Lower technology costs over time by standardizing certain common features and products
- Productive team - consolidate Skout and if(we) San Francisco offices

Source: Overlap rate compares February 2017 users for MeetMe against if(we). Ad ARPU from internal company averages for if(we) and MeetMe app US ARPU for the period from October 1, 2016 to December 31, 2016.

Familiar Product

meetme



Women in Los Angeles, CA
Suzan
I don't wanna work. Merp.
LIKE 12
Caira
Gm
LIKE 5
Leanne
Good morning girls
LIKE 4
Ask Your Doctor About ADH
Anton
29, Male
Morrisville, PA
Chat with me for a while!
What do you think is gonna happen in the softball game today?
Seen
I really hope we win!
Me too!
Type something...
CVS pharmacy
DROP BY



People
Feed
Danielle S
29 · Bear, DE
Kristin M.
3 minutes ago
let's chill
who can I inbox
3 likes
Miracle H
4 minutes ago
Melissa D
24 · Forest Hill, MD
Chat
Info
Photos
Hello
Sup
How are you?
Weather Alert

Increased User Scale

	MeetMe	Skout	if(we)	Combined	% Chg
Mobile MAU	5.0M	3.3M	2.3M	**10.6M**	**28%**
Mobile DAU	1.2M	0.8M	0.8M	**2.8M**	**40%**
Chats Per Day	28.2M	26.7M	10.4M	**65.3M**	**19%**
New Users Per Day	70K	42K	18K	**130K**	**16%**

Source: MAU, DAU, chats per day, and new users per day for the average from October 1, 2016 to December 31, 2016 for mobile app traffic for all properties and mobile web traffic for MeetMe and Skout..

High Composition of Monetizable US Users

- Nearly double the US users as Skout
- Significant US scale



US Mobile App DAU
600
500
400
300
200
100
0
156,000
308,000
635,000
Skout
if(we)
MeetMe

Source: Based on average from October 1, 2016 through December 31, 2016 of US App DAU.

Opportunity to Grow Mobile Even Faster

As we deploy MeetMe best practices on if(we), we expect to see convergence of certain key metrics over time

Chats Per DAU
(Q4 2016)



25
20
15
10
5
0
12
25
if(we)
MeetMe

ARPU
(Q4 2016)



2.50
2.00
1.50
1.00
0.50
0
$0.79
$2.41
if(we)
MeetMe

Ads Per DAU
(Q4 2016)



160
120
80
40
0
92
166
if(we)
MeetMe

Source: Data based on internal company averages for if(we) and MeetMe US app chats per day, ads per day and average monthly advertising ARPU for the period from October 1, 2016 to December 31, 2016.

Transaction Details

Structure:

- $60 million cash
- Target close in second quarter of 2017

Sources of Cash Consideration:

- Cash on hand and cash from operations
- Potential other financing sources available to MeetMe including newly signed $30 million loan with JP Morgan and transaction proceeds

Thank you.


AT&T
12:52 PM
61%
Ashley
Ben
Monique
Sam
Jessica
Jessica
Carol
Joseph
Matthew I
Meet
2017 Honda Accord
Visit Your Local Delaware
Valley Honda Dealer

meet me

SKOUT

Income Statement

($ in millions)	FY 2016	FY 2015	% Chg
Revenue			
Web	$2.0	$5.9	-66%
Mobile	70.7	45.3	56%
Cross Platform	3.4	5.7	-40%
Total Revenue	**$76.1**	**$56.9**	**34%**
Operating Expenses	**$56.9**	**$48.9**	**16%**
Income from Operations	**$19.2**	**$8.0**	**140%**
EBITDA Adjustments [1]	10.1	12.2	-17%
Adjusted EBITDA	**$29.3**	**$20.2**	**45%**
Adjusted EBITDA Margin	39%	36%	
Net Income	**$46.3**	**$6.0**	**675%**
Net Income Margin	61%	10%	

(1) EBITDA adjustments include non-cash and non-recurring expenses including depreciation & amortization, stock-based compensation, acquisition & restructuring costs, and bad debt expense outside normal range. Adjusted EBITDA is a non-GAAP financial measure. For definition of Adjusted EBITDA and a reconciliation to GAAP net income, please refer to slide 38.

Balance Sheet

($ in millions)	FY 2016	FY 2015	% Chg
Assets			
Cash	$21.9	$19.3	13%
Other current assets	25.2	17.5	44%
Property and equipment, net	2.5	2.6	-6%
Deferred taxes	28.3	0.0	100%
Goodwill, intangibles, & other assets	131.7	72.1	84%
Total Assets	**$209.5**	**$111.5**	**88%**
Liabilities & Stockholders' Equity			
Current liabilities (excl. leases and debt)	$14.2	$7.2	97%
Long term capital leases	0.2	0.6	-40%
Other liabilities	0.0	1.0	-100%
Total Liabilities	**$14.4**	**$8.8**	**64%**
Stockholder's Equity	**$195.1**	**$102.7**	**90%**
Total Liabilities & Stockholders' Equity	**$209.5**	**$111.5**	**88%**

Adjusted EBITDA Reconciliation

	For the Three Months Ended December 31,			For the Years Ended December 31,		
	2016	2015	2014	2016	2015	2014
Net income allocable to Common Stockholders	$ 9,902,922	$ 6,073,267	$ 846,924	$ 46,268,618	$ 5,969,628	$ (3,962,165)
Interest expense	3,160	84,723	183,754	19,388	459,962	1,052,620
Depreciation and amortization	1,802,568	760,201	922,852	4,069,211	3,140,205	4,223,507
Stock-based compensation expense	1,013,145	1,332,223	787,738	3,567,987	3,341,965	3,810,209
Change in warrant liability	-	622,819	(144,037)	864,596	616,607	(226,508)
(Benefit) provision for income taxes	(749,916)	149,500	-	(27,875,362)	276,301	-
Acquisition and restructuring costs	829,169	-	-	2,457,295	-	120,202
Bad debt expense outside normal range	-	-	-	-	5,735,204	-
(Gain) loss on cumulative effect of foreign currency translation adjustment	(69)	(5,640)	-	(33,416)	856,438	-
Gain on sale of asset	-	-	-	-	(163,333)	-
Adjusted EBITDA	$ 12,800,979	$ 9,017,093	$ 2,597,231	$ 29,338,317	$ 20,232,977	$ 5,017,865
GAAP basic net income per common stockholders	$ 0.17	$ 0.13	$ 0.02	$ 0.89	$ 0.13	$ (0.10)
GAAP diluted net income per common stockholders	$ 0.15	$ 0.12	$ 0.02	$ 0.80	$ 0.12	$ (0.09)
Basic adjusted EBITDA per common stockholders	$ 0.22	$ 0.20	$ 0.06	$ 0.56	$ 0.45	$ 0.12
Diluted adjusted EBITDA per common stockholders	$ 0.20	$ 0.17	$ 0.05	$ 0.51	$ 0.41	$ 0.11
Weighted average number of shares outstanding, Basic	58,856,831	46,090,961	44,879,982	51,963,702	45,419,175	41,328,699
Weighted average number of shares outstanding, Diluted	64,121,470	51,735,136	48,181,596	57,745,652	49,535,826	45,563,736

Adjusted EBITDA is a non-GAAP financial measure. The Company defines Adjusted EBITDA as earnings (or loss) from operations before interest expense, benefit or provision for income taxes, depreciation and amortization, stock-based compensation, warrant obligations, non-recurring acquisition, restructuring or other expenses, gain or loss on cumulative foreign currency translation adjustment, gain on sale of asset, bad debt expense outside the normal range, and goodwill and long-lived asset impairment charges. The Company excludes stock based compensation because it is noncash in nature. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and analysts to evaluate and assess our operating results from period to period after removing the impact of acquisition related costs, and other items of a nonoperational nature that affect comparability. We recognize that Adjusted EBITDA has inherent limitations because of the excluded items.